Van Kampen New York Quality Municipal Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2004 - April 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  The   12/13    -     $101.6 $1,148,  2,115,    0.18%  1.51%   Citigr    UBS
 City    /04             4    265,000    000                     oup,   Financ
of New                                                          Bear,     ial
 York                                                           Stearn  Servic
Genera                                                           s &      es
   l                                                             Co.
Obliga                                                          Inc.,
 tion                                                           Morgan
Bonds,                                                          Stanle
Fiscal                                                          y, UBS
 2005                                                           Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                  MR
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 CIBC
                                                                World
                                                                Market
                                                                s, AG
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  .,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                Bear,
                                                                Stearn
                                                                 s &
Dormit  2/4/0    -     $104.8 $677,99  1,250,    0.18%  0.91%    Co.      UBS
  ory     5              8     0,000     000                    Inc.,   Financ
Author                                                           A.G.     ial
ity of                                                          Edward  Servic
  the                                                             s,      es
 State                                                          Merril
of New                                                            l
 York                                                           Lynch
                                                                & Co.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 Cain
                                                                Brothe
                                                                 rs,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.
                                                                 LLC,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 CIBC
                                                                World
                                                                Market
                                                                s, RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                 Inc.

                                                                 UBS
                                                                Financ
                                                                 ial
  New   4/1/0  58,820  $102.8 $51,465  2,500,    4.86%  1.82%   Servic    UBS
 York     5              1      ,000     000                      es
 State                                                          Inc.,
Dormit                                                          Janney
  ory                                                           Montgo
Author                                                           mery
  ity                                                           Scott
                                                                 LLC,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y
                                                                 UBS
                                                                Financ
  New                                                            ial
 York   4/20/    -     $103.2 $560,11  4,000,    0.71%  3.04%   Servic    UBS
 City     05             9     0,000     000                      es
Munici                                                          Inc.,
  pal                                                           First
 Water                                                          Albany
Financ                                                          Capita
   e                                                              l
Author                                                          Inc.,
  ity                                                           Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation